EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                         Reporting Period: February 2002

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------
                                             Form         Document   Explanation
REQUIRED DOCUMENTS                            No          Attached    Attached
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements    MOR-1           X
--------------------------------------------------------------------------------
  Bank Reconciliation                        MOR-1 (CONT)    X
--------------------------------------------------------------------------------
  Copies of bank statements                                  X
--------------------------------------------------------------------------------
  Cash disbursement journals (attached to
    bank reconciliations)                                    X
--------------------------------------------------------------------------------
Statement of Operations                      MOR-2           X
--------------------------------------------------------------------------------
Balance Sheet                                MOR-3           X
--------------------------------------------------------------------------------
Status of Post Petition Taxes                MOR-4
--------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                 X
--------------------------------------------------------------------------------
  Copies of tax returns filed during
    reporting period                                         X
--------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts        MOR-4
--------------------------------------------------------------------------------
  Listing of aged accounts payable                           X
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging   MOR-5          N/A
--------------------------------------------------------------------------------
Debtor Questionairre                         MOR-5           X
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.

/s/ Catherine V. Merlino CFO                              3/15/02
----------------------------------------                  -------
Signature of Debtor                                         Date

/s/ Catherine V. Merlino CFO                              3/15/02
----------------------------------------                  -------
Signature of Authorized Individual                          Date

Catherine V. Merlino CFO                                  3/15/02
----------------------------------------                  -------
Printed Name of Authorized Individual                       Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                       February 1, 2002 - February 28, 2002

                                ---------------------------------------------------------------------------------------------------
                                                         Bank Accounts
                                ------------------------------------------------------------------------                 Cumulative
                                                                                 Real                      Current         filing
                                   (1)       Payroll    Payroll   Multi-family  Estate   Rental   Edward    Period         to date
                                Operating     Boca      Fort Lee  Sales-Escrow   Tax     Agency    Glatz    Actual         Actual
                                ---------------------------------------------------------------------------------------------------
Cash 2/1/02                      5,423,330     5,617       6,468    5,276,554   95,414   28,316       0   10,835,700      2,998,777
                                ===================================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                      0              0
Transfers (from DIP accounts)      594,681    38,000     110,000                                 150,000     892,681     18,635,611
Management fees                                                                                                    0      1,050,516
Bookkeeping fees                                                                                                   0        686,500
General Partner fees                                                                                               0      1,259,798
Sterling National Bank     (2)                                                                                     0         (5,981)
Vendor refunds & expense reim-
  bursments                          7,317                                                                     7,317        457,599
Caton                               24,284                                                                    24,284        293,625
Notes, loans & other receivables    45,459                                                                    45,459      4,222,339
Sub-lease                                                                                                          0          7,300
Interest income                                                                                                    0        434,185
Construction funding
  reimbursements                                                                                                   0         73,376
Return of earnest money                                                                                            0         23,739
Lucinai Contribution                                                                                               0        261,557
Sale of Grand Court Assets                                                                                         0     10,834,144
Multi-family Sales                                                                                                 0      4,740,983
Transition service fee                                                                                             0        515,000
Interest income-Bankruptcy           3,309                              3,614       65       19       60       7,067        248,030
                                ---------------------------------------------------------------------------------------------------
Total Receipts                     675,050    38,000     110,000        3,614       65       19  150,060     976,808     43,738,321

Cash Disbursements

Net Payroll and related taxes
  and expenses                               (38,410)   (109,150)                                           (147,560)    (7,358,646)
Insurance                          (15,497)                                                                  (15,497)      (984,531)
Administrative                     (99,488)                 (414)                                            (99,902)    (3,540,849)
Taxes                              (30,170)                                                                  (30,170)      (403,399)
Other (see attached schedule)     (418,315)                                                                 (418,315)    (2,160,291)
Transfers (to DIP accounts)       (889,000)                            (3,681)                              (892,681)   (18,635,611)
Restructuring Costs                (32,203)                                                                  (32,203)    (3,428,341)
US Trustee Quarterly Fees                                                                                          0        (49,250)
                                ---------------------------------------------------------------------------------------------------
Total Cash Disbursements        (1,484,673)  (38,410)   (109,564)      (3,681)       0        0        0  (1,636,328)   (36,560,918)
                                ---------------------------------------------------------------------------------------------------
Net Cash Flow                     (809,623)     (410)        436          (67)      65       19  150,060    (659,520)     7,177,403
                                ---------------------------------------------------------------------------------------------------
Cash February 28, 2002            4,613,707     5,207       6,904    5,276,487   95,479   28,335  150,060  10,176,180     10,176,180
                                ====================================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                       Total
                                                                   Disbursements
                                                                   ------------

Total Disbursements                                                   1,636,328
Less: Transfers to Debtor in Possession accounts                       (892,681)
Plus: Estate Disbursements made by outside sources                            0
                                                                   ------------
                                                                        743,647
                                                                   ============

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed

(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
February 1, 2002-February 28, 2002

Disbursements-Other

Property Funding-operations          30,391 (1)
Purchase of lien                    387,924 (2)
                                    -------

                                    418,315
                                    =======

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.
(2) Purchase of lien on property in Kentucky as per court order.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
February 28, 2002

Beginning Balance @2/01/02                                            19,976.49

Add:  Cash Receipts                                                  742,681.00
Less: Cash Disbursements                                            (743,672.34)
                                                                   ------------

Book Balance @2/28/02                                                 18,985.15

Less: Deposits and transit
Add:  Outstanding Checks                                               25,897.78
                                                                    ------------

Bank Balance @2/28/02                                                  44,882.93
                                                                    ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
February 28, 2002

02/01/02     Transfer from Chase money market acct.                   80,000.00
02/05/02     Transfer from Chase money market acct.                  400,000.00
02/08/02     Transfer from Chase money market acct.                   30,000.00
02/12/02     Transfer from Chase money market acct.                   79,000.00
02/13/02     Transfer from Chase money market acct.-multi-family       3,681.00
02/15/02     Transfer from Chase money market acct.                   40,000.00
02/20/02     Transfer from Chase money market acct.                   20,000.00
02/26/02     Transfer from Chase money market acct.                   90,000.00
                                                                     ----------

                                                                     742,681.00
                                                                     ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
February 28, 2002

Beginning Balance @2/01/02                                         5,403,354.85

Add:  Cash Receipts                                                   80,369.57
Less: Cash Disbursements                                            (889,000.00)
                                                                   ------------

Book Balance @2/28/02                                              4,594,724.42

Less: Deposits in Transit-
Add:  Outstanding Checks-
                                                                   ------------

Bank Balance @2/28/02                                              4,594,724.42
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
February 28, 2002

                                                                         GCL
                                                                      ----------

COBRA receipts                                           02/01/02       1,270.13
Caton                                                    02/04/02      24,284.17
Tax refund                                               02/13/02       1,369.26
Cashflow                                                 02/14/02      20,859.35
Reimb expenses                                           02/14/02       1,615.50
Tax refund                                               02/21/02          71.00
Reimb expenses                                           02/25/02         140.99
Batchelor receivable                                     02/25/02      24,600.00
COBRA receipts                                           02/25/02       2,850.65
Interest Income                                          02/28/02       3,308.52

                                                                      ----------
                                                                       80,369.57
                                                                      ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
February 28, 2002

                Vendor                                                   Check
Check No          Name                      Reference                     Date       Amount
---------------------------------------------------------------------------------------------
Debit      Grand Court     Transfer to Chase Business Checking Acct.    02/01/02    80,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    02/05/02   400,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    02/08/02    30,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    02/12/02    79,000.00
Debit      Grand Court     Transfer to Chase MM-Ed Glatz                02/12/02   150,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    02/15/02    40,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    02/20/02    20,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    02/26/02    90,000.00
                                                                                   ----------

                                                                                   889,000.00
                                                                                   ==========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\02GCLPR.WK4
Bank Atlantic-Boca Payroll
                                                                         2002
                                                                       February

BOOK BAL BEGINNING                                                     5,616.22

CR - PER G/L
                                                     WT fm Chase      19,000.00
                                                     WT fm Chase      19,000.00

CD-PAYROLL-per ADP                                      2/14/02      (19,205.14)
                                                        2/28/02      (19,205.16)

CD-S/C

BOOK BAL ENDING                                                        5,205.92
                                                                  =============

DIT:

O/S:                                                 ck#3616           1,098.44
                                                     ck#3617           1,847.28
                                                     ck#3618           5,873.61
                                                     ck#3619           1,249.34
                                                     ck#3620           3,416.42
                                                     ck#3621           4,651.72
                                                     ck#3622           1,068.35
                                                                      19,205.16

BANK BALANCE                                                          24,411.08
                                                                  =============

Per Bank Statement                                                    24,411.08

                                                                          (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
                                                                       Feb 02

BOOK BAL BEGINNING                                                     6,469.89

CR - PER G/L                                         WT fm Chase      60,000.00
                                                     WT fm Chase      50,000.00

CD-PAYROLL-per ADP sheets                               2/14/02      (24,430.84)
                                                        2/28/02      (24,450.69)

Payroll taxes                                           2/14/02      (33,755.41)
Payroll taxes                                           2/28/02      (23,888.66)
Payroll taxes

Garnishments                                         ck#1343          (1,311.50)
Garnishments                                         ck#1344          (1,311.50)
Garnishments
safety deposit box
Other-ADP charges                                                       (109.76)
Other-ADP charges                                                       (204.10)
Other-ADP charges                                                        (55.87)
Other-ADP charges                                                        (44.00)
Other-ADP charges

CD-S/C

BOOK BAL ENDING                                                        6,907.56
                                                                  =============

DIT:

O/S:                                                 ADP charge           44.00
                                                     ck#1344           1,311.50
                                                     ck#3607           2,721.67
                                                     ck#3608           1,746.51
                                                     ck#3612           5,570.81
                                                     ck#3613           2,075.73

Total Outstanding Checks                                              13,470.22

BANK BALANCE                                                          20,377.78
                                                                  =============

Per Bank Statement                                                    20,377.78

                                                                          (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
February 28, 2002

Beginning Balance @2/01/02                                         5,276,554.32

Add:  Cash Receipts-sales proceeds
Add:  Cash Receipts-interest income                                    3,613.97
Less: Transfer to Chase Checking                                      (3,681.00)
                                                                   ------------

Book Balance @2/28/02                                              5,276,487.29

Less: Deposits in Transit                                                  0.00
Add:  Outstanding Checks                                                   0.00
                                                                   ------------

Bank Balance @2/28/02                                              5,276,487.29
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
February 28, 2002

Beginning Balance @2/01/02                                             95,414.28

Add:  Cash Receipts-Interest Income                                        65.37
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @2/28/02                                                  95,479.65

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @2/28/02                                                  95,479.65
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
February 28, 2002

Beginning Balance @2/01/02                                             28,315.35

Add:  Cash Receipts                                                        19.40
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @2/28/02                                                  28,334.75

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @2/28/02                                                  28,334.75
                                                                       =========

CHASE MANHATTAN BANK
MONEY MARKET-Ed Glatz
A/C 312-8380029-67
February 28, 2002

Beginning Balance @2/01/02                                                  0.00

Add:  Transfer from Chase Money Market                                150,000.00
Less: Cash Receipts-interest income                                        59.81

                                                                      ----------

Book Balance @2/28/02                                                 150,059.81

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                      ----------

Bank Balance @2/28/02                                                 150,059.81
                                                                      ==========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                       February 1, 2002- February 28, 2002

                                                              Cumulative Filing
                                                   2/28/02         to Date
                                                 ------------------------------

Revenues:

Management Fee Income                                      (0)        2,279,074
General Partner Fees                                        0           304,645
Interest Income                                        46,261        11,123,201
Deferred Profit Earned                                 46,822         1,105,674
Loss from Wholly-Owned Subsidiaries                         0        (3,291,473)
Loss from Joint Ventures                                    0        (1,345,158)
Other Income                                                0           515,000
                                                 ------------------------------

Total Revenues                                         93,083        10,690,963

Administrative Expenses:

Travel                                                  7,700            97,373
Telephone                                               6,294           313,084
Federal Express                                         1,869            72,474
Postage                                                    (0)           41,872
Office Supplies & Expense                               4,587           284,270
Outside Storage                                         1,631            37,956
Miscellaneous                                               0            42,246
ADP                                                       414            16,571
Legal & Accounting                                         (0)          297,855
Licenses & Filing Fees                                    (19)           51,188
Recruitment                                                 0             8,855
Printing                                                    0             8,765
Caton Expenses                                         15,704           397,349
Rent                                                   24,446         1,117,974
Computer Equipment Maintenance                            872           185,813
Insurance                                              20,703           827,785
Equipment Leases                                        3,571           154,510
Office Salaries and expenses                          167,142         7,276,493
Director's Fees                                             0             9,500
Interest                                                    0            25,874
Corporate Taxes                                        30,049           321,598
Amortization                                               (0)          757,925
                                                 ------------------------------

Total Administrative Expenses                         284,963        12,347,330
                                                 ------------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)               (569,100)       26,411,726
                                                 ------------------------------

Total Expenses                                       (284,137)       38,759,056
                                                 ------------------------------

Net Income(Loss) Before Reorganization Expenses       377,220       (28,068,093)
                                                 ------------------------------

Restructuring Expenses:
Administrative fees                                   (18,928)         (392,615)
Professional fees                                     (15,000)       (4,160,515)
US Trustee Quarterly Fees                                   0           (54,250)
Interest Earned on Accumulated Cash
   from Chapter 11                                      7,067           248,031
                                                 ------------------------------

Total Reorganization Expenses                         (26,861)       (4,359,349)
                                                 ------------------------------

Net Income(Loss)                                      350,359       (32,427,442)
                                                 ==============================

Note (1):

(a) Net loss due to loss of properties for the month of February represents:

(i) reduction of loans payable due to the collection of
investor notes which were sold as part of the sale of the
general partner interests pursuant to section 363 of the
bankruptcy code and the application of the investor note
payments to the Debtor's liability.                                    (569,100)

                                                                     ----------

                                                                       (569,100)
                                                                     ==========

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

(c) The fiscal year end of the debtor is January 31, 2002. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                February 28, 2002

                                                  Book Value        Book Value
                                                   at end of       on Petition
                                                     Month             Date
                                              ---------------------------------

Assets:

Cash                                               10,176,180         2,998,777
Notes & Receivables                               171,283,864       227,986,234
Investments                                         3,925,692        16,099,729
Construction in Progress                                   (0)          739,486
Furniture & Equipment-net                              49,313         4,658,158
Other Assets                                       16,638,686        18,526,143
                                              ---------------------------------

Total Assets                                      202,073,735       271,008,527
                                              =================================

Liabilities Not Subject to Compromise:

Accounts Payable                                      276,737           549,781
Professional Fees                                   1,644,085                --
                                              ---------------------------------

Total Post-Petition Liabilities                     1,920,822           549,781
                                              ---------------------------------

Deferred Income                                    43,495,309        67,403,696
Deferred Rent Obligations                                  --         2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       90,862,009       106,385,512
Priority Debt                                         217,279           486,635
Unsecured Debt                                     88,414,880        84,197,250
                                              ---------------------------------

Total Pre-Petition Liabilities                    179,494,168       191,069,397
                                              ---------------------------------

Stockholders' Equity:

Common Stock                                          178,000           178,000
Treasury Stock                                     (1,579,817)       (1,579,817)
Paid-in-Capital                                    75,350,594        75,053,000
Accumulated Deficit                               (57,091,480)      (57,190,813)
Net (loss) for period                             (39,693,861)       (7,216,422)
                                              ---------------------------------

Total Stockholders' Equity                        (23,836,564)        9,243,948
                                              ---------------------------------

Total Liabilities & Stockholders' Equity          202,073,735       271,008,527
                                              =================================

                           Case Number: 0O-32578(NLW)
                    Reporting Period: Month of February 2002
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                             Beginning     Amount                                               Ending
                                Tax       Withheld     Amount      Date          Check No        Tax
                             Liability   or Accrued     Paid       Paid           or EFT      Liability
                          -----------------------------------------------------------------------------
Federal

Withholding                     (0)        28,270      28,270   2/14,2/28       see attached        (0)
FICA-Employee                   (0)         9,594       9,594   2/14,2/28       see attached        (0)
FICA-Employer                   (0)         9,594       9,594   2/14,2/28       see attached        (0)
Unemployment                     0            113         113   2/14,2/28                            0
Income                           0                                                                   0
Other:                           0                                                                   0
                          -----------------------------------------------------------------------------
  Total Federal Taxes            0         47,570      47,570               0              0         0
                          -----------------------------------------------------------------------------

State & Local

Withholding                      0          8,129       8,129   2/14,2/28       see attached         0
Sales
Excise
Unemployment                     0          1,945       1,945   2/14,2/28       see attached         0
Real Property
Personal Property
Other
                          -----------------------------------------------------------------------------
  Total State & Local            0         10,074      10,074               0              0         0
                          -----------------------------------------------------------------------------

Total Taxes                     (0)        57,644      57,644               0              0         0
                          =============================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                       Reporting period: February 28, 2002

                                                   Number of Days Past Due
                            Current    0-30    31-60   61-90   Over 90    Total
                            ----------------------------------------------------

Accounts Payable                      13,292    141      0      19,191    32,624
Accrued expenses                                                19,805    19,805
Taxes Payable                24,014                                       24,014
Other                       194,480                              5,814   200,294
                            ----------------------------------------------------

Total Post Petition Debts   218,494   13,292    141      0      44,810   276,737
                            ====================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                           Case Number 00-32578(NLW)
                        Reporting Period - February 2002

Debtor Questionaire
                                                                  Yes         No
--------------------------------------------------------------------------------

1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If
      yes, provide an explanation below.                                      X

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                           X

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                          X

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,
      provide an explanation below.                                 X

--------------------------------------------------------------------------------